EXHIBIT 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

THIRD AMENDMENT (this “Amendment”), dated as of September 27, 2004, among DIRECTV HOLDINGS LLC, a Delaware limited liability company (the “Borrower”), the Lenders from time to time party to the Credit Agreement referred to below (the “Lenders”), DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (the “Administrative Agent”) and BANK OF AMERICA, N.A., as Syndication Agent (the “Syndication Agent”, and together with the Administrative Agent, the “Agents”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Agents are parties to a Credit Agreement, dated as of March 6, 2003 (as amended, modified or supplemented from time to time to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend or otherwise modify certain provisions of the Credit Agreement as herein provided;

NOW, THEREFORE, IT IS AGREED:

I. Amendments to Credit Agreement.

1. Section 1.01 of the Credit Agreement is hereby amended by inserting the following new text at the end of said Section:

“(g) (A) On the Third Amendment Effective Date, all outstanding B-2 Term Loans of each Lender that has theretofore executed and delivered a counterpart of the Third Amendment to the Administrative Agent in accordance with the terms thereof (each such Lender, a “B-2 Consenting Lender” and, collectively, the “B-2 Consenting Lenders”) shall be automatically converted (the “B-2 Term Loan Conversion”) into new term loans hereunder (each such term loan, a “Converted B-3 Term Loan” and, collectively, the “Converted B-3 Term Loans”). On or after the Third Amendment Effective Date, each B-2 Consenting Lender which holds a B-2 Term Note shall be entitled to surrender such B-2 Term Note to the Borrower against delivery of a B-3 Term Note completed in conformity with Section 1.05; provided that if any such B-2 Term Note is not so surrendered then from and after the Third Amendment Effective Date such B-2 Term Note shall be deemed to evidence the Converted B-3 Term Loans into which the B-2 Term Loans theretofore evidenced by such B-2 Term Note have been converted. Subject to and upon the terms and conditions set forth herein, each Lender with a B-3 Term Loan Commitment severally agrees to make a term loan or term loans (each, an “Additional B-3 Term Loan” and, collectively, the “Additional B-3 Term Loans”, and, together with the Converted B-3 Term Loans, the “B-3 Term Loans”) to the Borrower, which Additional B-3 Term Loans shall be incurred pursuant to a single drawing on the

Third Amendment Effective Date. All B-3 Term Loans (i) shall be denominated in Dollars, (ii) except as hereinafter provided, shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that except as otherwise specifically provided in Section 1.10(b), all B-3 Term Loans comprising the same Borrowing shall at all times be of the same Type, and (iii) shall be made by each such Lender in that aggregate principal amount which equals the B-3 Term Loan Commitment of such Lender on the Third Amendment Effective Date. Once repaid, B-3 Term Loans may not be reborrowed. Notwithstanding anything to the contrary contained in this Agreement (including, without limitation, in Section 4.02), the proceeds of the Additional B-3 Term Loans shall be immediately applied by the Borrower to repay all outstanding B-2 Term Loans of B-2 Non-Consenting Lenders (if any) on the Third Amendment Effective Date.

(B)(i) Each Borrowing of B-2 Term Loans existing on the Third Amendment Effective Date immediately prior to the B-2 Term Loan Conversion and maintained as Eurodollar Loans (each, an “Existing B-2 Term Loan Borrowing”) shall, upon the occurrence of the B-2 Term Loan Conversion, be deemed to be a new Borrowing of B-3 Term Loans for all purposes of this Agreement, (ii) each such newly-deemed Borrowing of B-3 Term Loans shall be subject to the same Interest Period (and Eurodollar Rate) as the Existing B-2 Term Loan Borrowing to which it relates, (iii) Additional B-2 Term Loans shall be initially incurred pursuant to a single Borrowing of Eurodollar Loans which shall be added to (and thereafter be deemed to constitute a part of) each such newly-deemed Borrowing of B-3 Term Loans on a pro rata basis (based on the relative sizes of the various such newly-deemed Borrowings of B-3 Term Loans) and (iv) in connection with the B-2 Term Loan Conversion and the incurrence of Additional B-3 Term Loans pursuant to Section 1.01(f), the Administrative Agent shall (and is hereby authorized to) take all appropriate actions to ensure that all Lenders with outstanding B-3 Term Loans (after giving effect to the B-2 Term Loan Conversion and the incurrence of Additional B-3 Term Loans pursuant to Section 1.01(g)(A)) participate in each newly-deemed Borrowing of B-3 Term Loans on a pro rata basis.

(C) In connection with the B-2 Term Loan Conversion and the incurrence of Additional B-3 Term Loans pursuant to Section 1.01(g)(A), the Lenders and the Borrower hereby agree that, notwithstanding anything to the contrary contained in this Agreement, (i) if requested by any Lender making Additional B-3 Term Loans which “match funds”, the Borrower shall pay to such Lender such amounts necessary, as reasonably determined by such Lender, to compensate such Lender for making such Additional B-3 Term Loans in the middle of an existing Interest Period (rather than at the beginning of the respective Interest Period, based upon the rates then applicable thereto) and (ii) the Borrower shall be obligated to pay to the respective Lenders breakage or other costs of the type referred to in Section 1.11 (if any) incurred in connection with the B-2 Term Loan Conversion and/or the actions taken pursuant to preceding clause (B) of this Section 1.01(g).”.

2. Section 1.03 of the Credit Agreement is hereby amended by inserting the text “, B-3 Term Loans” immediately after the text “B-2 Term Loans” appearing in said Section.

3. Section 1.05(a) of the Credit Agreement is hereby amended by deleting the word “and” appearing at the end of clause (v) of said Section, inserting a comma in lieu thereof and inserting the following text immediately before the period appearing at the end of said Section:

“and (vii) in the case of B-3 Term Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-7, with blanks appropriately completed (each a “B-3 Term Note” and, collectively, the “B-3 Term Notes”)”.

4. Section 1.07 of the Credit Agreement is hereby amended by inserting the text “, B-3 Term Loan Commitments” immediately after the text “B-2 Term Loan Commitments” appearing in said Section.

5. Section 1.09(vii) of the Credit Agreement is hereby amended by inserting the text “, B-3 Term Loans” immediately after each appearance of the text “B-2 Term Loans” in said Section.

6. Section 3.03 of the Credit Agreement is hereby amended by (i) redesignating clauses (h) and (i) of said Section as clauses (i) and (j), respectively, (ii) inserting the following new clause (h) immediately following clause (g) of said Section:

“(h) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total B-3 Term Loan Commitment (and the B-3 Term Loan Commitment of each Lender with such a Commitment) shall terminate in its entirety on the Third Amendment Effective Date (after giving effect to the incurrence of B-3 Term Loans on such date).”

(iii) inserting the text “, the Total B-3 Term Loan Commitment” immediately after the text “Total B-2 Term Loan Commitment” appearing in clause (j) of said Section (as redesignated pursuant to clause (i) above) and (iv) inserting the text “, the B-3 Term Loan Commitment” immediately after the text “the B-2 Term Loan Commitment” appearing in clause (j) of said Section (as redesignated pursuant to clause (i) above).

7. Section 4.01(a) of the Credit Agreement is hereby amended by (i) inserting the text “, B-3 Term Loans” immediately after the text “B-2 Term Loans” appearing in clause (i) of said Section, and (ii) inserting the text “, the B-3 Term Loans to be allocated the B-3 Term Loan Percentage of the amount of such payment” immediately after the parenthetical appearing in clause (iv) of said Section.

8. Section 4.02(c) of the Credit Agreement is hereby amended by inserting the following new text at the end of said Section:

“(iv) In addition to any other mandatory repayments pursuant to this Section 4.02, on each date set forth below, the Borrower shall be required to repay that principal amount of B-3 Term Loans, to the extent then outstanding, as is set forth below opposite each such date (each such repayment, as the same may be reduced as provided in Sections 4.01 or 4.02, a “B-3 Term Loan Scheduled Repayment”):

B-3 Term Loan Scheduled Repayment Date	Amount
March 31, 2005	$10,219,697

March 31, 2006	$10,219,697

March 31, 2007	$10,219,697

March 31, 2008	$10,219,697

September 30, 2008	$242,717,803

March 31, 2009	$242,717,803

September 30, 2009	$242,717,803

B-3 Term Loan Maturity Date	$242,717,803

9. Section 4.02(i) of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing before the text “the B-2 Term Loans” appearing in said Section and inserting a comma in lieu thereof and (ii) inserting the text “and the B-3 Term Loans (in an amount equal to the B-3 Term Loan Percentage of such aggregate repayment)” immediately before the period appearing at the end of the first sentence of said Section.

10. Section 4.02(k) of the Credit Agreement is hereby amended by (i) redesignating clauses (v) and (vi) of said Section as clauses (vi) and (vii), respectively and (ii) inserting the text “, (v) all then outstanding B-3 Term Loans shall be repaid in full on the B-3 Term Loan Maturity Date” immediately after clause (iv) of said Section.

11. Section 4.02(l) of the Credit Agreement is hereby amended by deleting each appearance of the text “B-2 Term Loans” in said Section and inserting the text “B-3 Term Loans” in lieu thereof.

12. Section 7.08(a) of the Credit Agreement is hereby amended by inserting the following new sentence at the end of said Section:

“All proceeds of the Additional B-3 Term Loans will be used to repay outstanding B-2 Term Loans of B-2 Non-Consenting Lenders (if any) on the Third Amendment Effective Date.”

13. Section 8.12 of the Credit Agreement is hereby amended by (i) deleting the text “Wholly-Owned Domestic Subsidiaries” in each instance where it appears in said Section and inserting the text “Wholly-Owned Significant Domestic Subsidiaries” in lieu thereof and (ii) inserting the following new (e) at the end of said Section:

“(e) The Borrower will cause each Wholly-Owned Significant Domestic Subsidiary to (i) enter into the Subsidiaries Guaranty and execute and deliver to the Collateral Agent counterparts of the Security Agreement and Pledge Agreement, (ii) enter into such Additional Security Documents as the Administrative Agent or the Required Lenders may

require pursuant to this Section 8.12 and (iii) execute and deliver all other relevant documentation (including opinion of counsel) of the type described in Section 5 as such new Subsidiary would have had to deliver if it were a Credit Party on the Initial Borrowing Date as may be reasonably requested by the Administrative Agent.”.

14. Section 8 of the Credit Agreement is hereby further amended by inserting the following new text at the end of said Section:

“Section 8.18 Third Amendment Mortgage Amendments. (a) Within 60 days following the Third Amendment Effective Date, if and to the extent requested by the Collateral Agent, the Borrower shall have delivered to the Collateral Agent, or caused to be delivered to the Collateral Agent, fully executed counterparts of amendments (the “Third Amendment Mortgage Amendments”), in form and substance reasonably satisfactory to the Administrative Agent, to each of the Mortgages covering the Mortgaged Properties, together with evidence that counterparts of each of the Third Amendment Mortgage Amendments have been delivered to the title company insuring the Lien on the Mortgages for recording in all places to the extent necessary or desirable, in the judgment of the Collateral Agent, effectively to maintain a valid and enforceable perfected mortgage lien superior to and prior to the rights of all third parties and subject to no other Liens except as are permitted by Section 9.01 on the Mortgaged Properties in favor of the Collateral Agent for the benefit of the Secured Parties securing all of the Obligations (including the B-3 Term Loans).”.

15. Section 9.02(i) of the Credit Agreement is hereby amended by inserting the following text immediately before the text “so long as” appearing in said Section:

“or any Subsidiary that is not a Wholly-Owned Significant Domestic Subsidiary of the Borrower may merge with and into, or be dissolved or liquidated into, the Borrower, any Subsidiary Guarantor or any Subsidiary that is not a Wholly-Owned Significant Domestic Subsidiary of the Borrower”.

16. Section 9.10 of the Credit Agreement is hereby amended by deleting the text of said Section in its entirety and inserting the text “[Intentionally Deleted]” in lieu thereof.

17. Section 9.17 of the Credit Agreement is hereby amended by deleting the text of said Section in its entirety and inserting the following new text in lieu thereof:

“The Borrower will not, and will not permit any of its Subsidiaries to, establish, create or acquire after the Initial Borrowing Date any Subsidiary, provided that the Borrower and its Wholly-Owned Domestic Subsidiaries that are, or are to become, Subsidiary Guarantors may (a) create Subsidiaries that are not Wholly-Owned Significant Domestic Subsidiaries, (b) create Wholly-Owned Significant Domestic Subsidiaries so long as such Subsidiaries meet the requirements set forth in Section 8.12 and (c) create and/or acquire Wholly-Owned Foreign Subsidiaries so long as the aggregate Investment by the Borrower and its Wholly-Owned Domestic Subsidiaries in all such Wholly-Owned Foreign Subsidiaries shall not exceed $50,000,000.”.

18. The definition of “Applicable Margin” appearing in Section 11 of the Credit Agreement is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

“Applicable Margin” in respect of B-3 Term Loans and Revolving Loans for any Margin Adjustment Period shall mean, from and after any Start Date to and including the corresponding End Date, the respective percentage per annum set forth below under the respective Type and Tranche of Loans and opposite the respective Level (i.e., Level 1, Level 2, Level 3, Level 4 or Level 5, as the case may be) indicated to have been achieved on the applicable Test Date for such Start Date (as shown in the respective officer’s certificate delivered pursuant to Section 8.01(d) or the first proviso below) minus, in the case of B-3 Term Loans, any Applicable Pricing Adjustment as in effect from time to time:

Level	Leverage Ratio	Revolving Loans maintained as Base Rate Loans	Revolving Loans maintained as Eurodollar Loans	B-3 Term Loans maintained as Base Rate Loans	B-3 Term Loans maintained as Eurodollar Loans
1	Less than or equal to 2.50:1.00	1.75%	2.75%	1.00%	2.00%

2	Greater than 2.50:1.00 but less than or equal to 3.00:1.00	2.00%	3.00%	1.00%	2.00%

3	Greater than 3.00:1.00 but less than or equal to 3.50:1.00	2.25%	3.25%	1.00%	2.00%

4	Greater than 3.50:1.00 but less than or equal to 4.00:1.00	2.50%	3.50%	1.00%	2.00%

5	Greater than 4.00:1.00	2.75%	3.75%	1.25%	2.25%

; provided, however, that if the Borrower fails to deliver the financial statements required to be delivered pursuant to Section 8.01(a) or (b) (accompanied by the officer’s certificate required to be delivered pursuant to Section 8.01(d) showing the applicable Total Leverage Ratio on the relevant Test Date) on or prior to the respective date required by such Sections, then Level 5 pricing (as adjusted by any Applicable Pricing Adjustment as provided above) shall apply until such time, if any, as the financial statements required as set forth above and the accompanying officer’s certificate have been delivered showing the pricing for the respective Margin Adjustment Period is at a Level below Level 5 (as adjusted by any Applicable Pricing Adjustment as provided above) (it being understood that, in the case of any late delivery of the financial statements and officer’s certificate as so required, any reduction in the Applicable Margin shall apply only from and after the date of the delivery of the complying financial statements and officer’s certificate); provided further, that Level 5 pricing (as adjusted by any Applicable Pricing Adjustment as provided above) shall apply at all times when any Default or Event of Default is in existence.

19. The definition of “Borrowing” appearing in Section 11 of the Credit Agreement is hereby amended by (i) deleting the text “and” appearing at the end of clause (x) of said definition and inserting a comma in lieu thereof and (ii) inserting the text “and (z) the term “Borrowing” shall include the consolidated “borrowing” of B-3 Term Loans pursuant to the simultaneous conversion of B-2 Term Loans and the incurrence of Additional B-3 Term Loans on the terms provided in Section 1.01(g)” immediately prior to the period appearing at the end of said definition.

20. The definition of “Commitment” appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text “, the B-3 Term Loan Commitment” immediately after the text “B-2 Term Loan Commitment” appearing in said definition.

21. The definition of “Maturity Date” appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text “, the B-3 Term Loan Maturity Date” immediately after the text “B-2 Term Loan Maturity Date” appearing in said definition.

22. The definition of “Scheduled Repayments” appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text “, each B-3 Term Loan Scheduled Repayment” immediately after the text “each B-2 Term Loan Scheduled Repayment” appearing in said definition.

23. The definition of “Subsidiary Guarantor” appearing in Section 11 of the Credit Agreement is hereby amended by deleting said definition in its entirety and inserting the following new definition in lieu thereof:

““Subsidiary Guarantor” shall mean each Subsidiary of the Borrower party to or that becomes party to the Subsidiaries Guaranty.”.

24. The definition of “Term Loan” appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text “, each B-3 Term Loan” immediately after the text “each B-2 Term Loan” appearing in said definition.

25. The definition of “Term Note” appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text “, each B-3 Term Note” immediately after the text “each B-2 Term Note” appearing in said definition.

26. The definition of “Tranche” appearing in Section 11 of the Credit Agreement is hereby amended by (i) deleting the word “six” appearing in said definition and inserting the text “seven” in lieu thereof and (ii) inserting the text “, B-3 Term Loans” immediately after the text “B-2 Term Loans” appearing in said definition.

27. Section 11 of the Credit Agreement is hereby further amended by inserting in the appropriate alphabetical order the following new definitions:

“Additional B-3 Term Loans” shall have the meaning provided in Section 1.01(g).

“B-2 Consenting Lenders” shall have the meaning provided in Section 1.01(g).

“B-2 Non-Consenting Lender” shall mean each Lender that is not a B-2 Consenting Lender.

“B-3 Term Loan” shall have the meaning provided in Section 1.01(g).

“B-3 Term Loan Commitment” shall mean, for each Lender, the amount set forth opposite such Lender’s name in Schedule I directly below the column entitled “B-3 Term Loan Commitment,” as the same may be terminated pursuant to Sections 3.03 and/or 10. Notwithstanding the foregoing, if on the Third Amendment Effective Date (immediately prior to the incurrence of Additional B-3 Term Loans on such date) the sum of the B-3 Term Loan Commitments plus the aggregate principal amount of Converted B-3 Term Loans would exceed the aggregate outstanding principal amount of the B-2 Term Loans immediately prior to the Third Amendment Effective Date, then the B-3 Term Loan Commitment of DBTCA shall be reduced by an amount equal to such excess.

“B-2 Term Loan Conversion” shall have the meaning provided in Section 1.01(g).

“B-3 Term Loan Maturity Date” shall mean the seventh anniversary of the Initial Borrowing Date.

“B-3 Term Loan Percentage” shall mean, at any time, a fraction (expressed as a percentage) the numerator of which is the aggregate principal amount of B-3 Term Loans then outstanding and the denominator of which is the aggregate principal amount of Term Loans then outstanding.

“B-3 Term Loan Scheduled Repayment” shall have the meaning provided in Section 4.02(c).

“B-3 Term Note” shall have the meaning provided in Section 1.05(a).

“Converted B-3 Term Loans” shall have the meaning provided in Section 1.01(g).

“Existing B-2 Term Loan Borrowing” shall have the meaning provided in Section 1.01(g).

“Third Amendment” shall mean the Third Amendment to this Agreement, dated as of September 27, 2004.

“Third Amendment Effective Date” shall have the meaning provided in the Third Amendment.

“Third Amendment Mortgage Amendments” shall have the meaning provided in Section 8.18.

“Total B-3 Term Loan Commitment” shall mean, at any time, the sum of the B-3 Term Loan Commitments of each of the Lenders at such time.

“Wholly-Owned Significant Domestic Subsidiary” shall mean any Wholly-Owned Domestic Subsidiary of the Borrower having assets in the aggregate that exceed $50,000,000 as determined in accordance with generally accepted accounting principles.

28. Section 13.07(a) of the Credit Agreement is hereby amended by inserting the following new text at the end of clause (i) of said Section:

“; provided, however, that if there is a change in generally accepted accounting principles, the Borrower may, after giving written notice thereof to the Administrative Agent, determine all computations of Excess Cash Flow and the Applicable Margin, and all computations and definitions (including accounting terms) used in determining compliance with Sections 9.08 through 9.12, inclusive, on such a basis; provided further, however, that if within sixty days after delivery of such financial statements first reflecting such a change in generally accepted accounting principles the Administrative Agent or the Required Lenders shall object to using any such changed generally accepted accounting principles for determining computations and compliance as provided above, then such computations, calculations and determinations shall be made on a basis consistent with the most recent financial statements delivered as to which no such objection shall have been made and”.

29. Section 13.12(a) of the Credit Agreement is hereby amended by inserting the text “, Tranche B-3 Scheduled Repayment” immediately after the text “Tranche B-2 Scheduled Repayment” appearing in said Section.

30. Schedule I to the Credit Agreement is hereby amended by adding thereto the information set forth on Schedule I attached hereto.

31. Exhibit A-1 to the Credit Agreement is hereby amended by inserting the text “[B-3 Term Loans]” immediately after each appearance of the text “[B-2 Term Loans]” in said Exhibit.

32. The Credit Agreement is hereby further amended by adding Exhibit B-7 thereto in the form of Exhibit B-7 attached hereto.

33. Exhibit M to the Credit Agreement is hereby amended by deleting same in its entirety and inserting in lieu thereof a new Exhibit M in the form of Exhibit M attached hereto.

II. Miscellaneous Provisions.

1. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that:

(a) no Default or Event of Default exists as of the Third Amendment Effective Date, both before and after giving effect to this Amendment; and

(b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Third Amendment Effective Date both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5. This Amendment shall become effective on the date (the “Third Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(i) the Borrower, each other Credit Party, Lenders constituting the Required Lenders and each Lender with a B-3 Term Loan Commitment shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: Kathleen Mon (facsimile number 212-354-8113);

(ii) there shall have been delivered to the Administrative Agent for the account of each of the Lenders that have requested same an appropriate B-3 Term Note executed by the Borrower in each case in the amount, maturity and otherwise as provided in the Credit Agreement; and

(iii) (x) all accrued and unpaid interest on all B-2 Term Loans of B-2 Non-Consenting Lenders shall have been paid in full (regardless of whether or not the Credit Agreement otherwise requires a payment of such interest at such time), (y) all fees, costs and expenses with respect to the B-2 Term Loans shall have been paid in full and (z) the principal of all outstanding B-2 Term Loans of B-2 Non-Consenting Lenders shall have been repaid in full.

Unless the Administrative Agent has received actual notice from any Lender that the conditions contained above have not been met with satisfaction, upon the satisfaction of the condition described in clause (i) of the immediately preceding sentence and upon the Administrative Agent’s good faith determination that the other conditions described above have been met, the Third Amendment Effective Date shall be deemed to have occurred, regardless of any subsequent determination that one or more of the conditions thereto had not been met (although the occurrence of the Third Amendment Effective Date shall not release the Borrower from any liability for failure to satisfy one or more of the applicable conditions specified above).

6. By executing and delivering a copy hereof, each Credit Party hereby agrees that all Loans (including, without limitation, the B-3 Term Loans) shall be fully guaranteed pursuant to the Subsidiaries Guaranty in accordance with the terms and provisions thereof and shall be fully secured pursuant to the Security Documents.

7. From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

*            *            *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

DIRECTV HOLDINGS LLC

By:	/s/ Michael W. Palkovic
Name:	Michael W. Palkovic
Title:	Executive Vice President and Chief Financial Officer

DEUTSCHE BANK TRUST COMPANY AMERICAS, Individually and as Administrative Agent

By:	/s/ Gregory Shefrin
Name:	Gregory Shefrin
Title:	Director

BANK OF AMERICA, N.A., Individually and as Syndication Agent

By:	/s/ Thomas J. Kane
Name:	Thomas J. Kane
Title:	Principal

SIGNATURE PAGE TO THE THIRD AMENDMENT, DATED AS OF SEPTEMBER 27, 2004, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 6, 2003, AMONG DIRECTV HOLDINGS LLC, A DELAWARE LIMITED LIABILITY COMPANY, THE VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT REFERRED TO ABOVE, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

NAME OF INSTITUTION

By:
Name:
Title:

Each of the undersigned, each being a Subsidiary Guarantor under, and as defined in, the Credit Agreement referenced in the foregoing Third Amendment, hereby consents to the entering into of the Third Amendment and agrees to the provisions thereof (including, without limitation, Part II, Section 6 thereof).

DIRECTV FINANCING CO, INC.

DIRECTV ENTERPRISES, LLC

DIRECTV CUSTOMER SERVICES, INC.
DIRECTV, INC.

DIRECTV MERCHANDISING, INC.

DIRECTV OPERATIONS, LLC

USSB II, INC.

TRIUMPH COMMUNICATIONS, INC.

DIRECTV HOME SERVICES, LLC

By:	/s/ Michael W. Palkovic
Name:	Michael W. Palkovic
Title:	Executive Vice President and Chief Financial Officer

The undersigned, being a Credit Party under, and as defined in, the Credit Agreement referenced in the foregoing Third Amendment, hereby consents to the entering into of the Third Amendment and agrees to the provisions thereof (including, without limitation, Part II, Section 6 thereof).

THE DIRECTV GROUP, INC.

By:	/s/ Patrick T. Doyle
Name:	Patrick T. Doyle
Title:	Senior V.P., Controller and Treasurer

SCHEDULE I

Lender	B-3 Term Loan Commitment
Deutsche Bank Trust Company Americas	$42,833,265

TOTAL	$42,833,265

EXHIBIT B-7

FORM OF B-3 TERM NOTE

$	New York, New York
[Date]

FOR VALUE RECEIVED, DIRECTV HOLDINGS LLC, a Delaware limited liability company (the “Borrower”), hereby promises to pay to              or its registered assigns (the “Lender”), in lawful money of the United States of America in immediately available funds, at the office of Deutsche Bank Trust Company Americas (the “Administrative Agent”) located at 90 Hudson Street, Jersey City, New Jersey 07302 on the B-3 Term Loan Maturity Date (as defined in the Credit Agreement referred to below) the principal sum of                      DOLLARS ($            ) or, if less, the aggregate unpaid principal amount of all B-3 Term Loans (as defined in the Credit Agreement) made by the Lender pursuant to the Credit Agreement.

The Borrower also promises to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Credit Agreement.

This Note is one of the B-3 Term Notes referred to in the Credit Agreement, dated as of March 6, 2003, among the Borrower, the lenders from time to time party thereto (including the Lender), the Administrative Agent and Bank of America, N.A., as Syndication Agent (as amended, modified or supplemented from time to time, the “Credit Agreement”) and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Credit Agreement). This Note is secured by the Security Documents (as defined in the Credit Agreement) and is entitled to the benefits of the Subsidiaries Guaranty (as defined in the Credit Agreement). This Note is subject to voluntary prepayment and mandatory repayment prior to the B-3 Term Loan Maturity Date, in whole or in part, as provided in the Credit Agreement.

If an Event of Default (as defined in the Credit Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may become or be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

DIRECTV HOLDINGS LLC

By:
Name:
Title:

EXHIBIT M

FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT1

This Assignment and Assumption Agreement (this “Assignment”), is dated as of the Effective Date set forth below and is entered into by and between [the][each] Assignor identified in item [1][2] below ([the] [each, an] “Assignor”) and [the] [each] Assignee identified in item 2 below ([the] [each, an] “Assignee”). [It is understood and agreed that the rights and obligations of such [Assignees][and Assignors] hereunder are several and not joint.] Capitalized terms used herein but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”). The Standard Terms and Conditions for Assignment and Assumption Agreement set forth in Annex 1 hereto (the “Standard Terms and Conditions”) are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the] [each] Assignee, and [the] [each] Assignee hereby irrevocably purchases and assumes from [the][each] Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, the interest in and to all of [the][each] Assignor’s rights and obligations under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of the [respective] Assignor’s outstanding rights and obligations under the respective Tranches identified below (including, to the extent included in any such Tranches, Letters of Credit and Swingline Loans) ([the] [each, an] “Assigned Interest”). [Each] [Such] sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment, without representation or warranty by [the][any] Assignor.

[1.	Assignor:	_________________________
2.	Assignee:	][2]

[1][3].	Credit Agreement:	Credit Agreement, dated as of March 6, 2003, among DIRECTV Holdings LLC, the lenders from time to time party thereto, Deutsche Bank Trust Company Americas, as Administrative Agent and Bank of America, N.A., as Syndication Agent.

[1]	This Form of Assignment and Assumption Agreement should be used by Lenders for an assignment to a single Assignee or to funds managed by the same or related investment managers.
[2]	If the form is used for a single Assignor and Assignee, items 1 and 2 should list the Assignor and the Assignee, respectively. In the case of an assignment to funds managed by the same or related investment managers, or an assignment by multiple Assignors, the Assignors and the Assignee(s) should be listed in the table under bracketed item 2 below.

Exhibit M

[2. Assigned Interest:3

Assignor	Assignee		Tranche Assigned[4]	Aggregate Amount of Commitment/Loans under Relevant Tranche for all Lenders	Amount of Commitment/ Loans under Relevant Tranche Assigned	Percentage of Assigned Commitment/Loans under Relevant Tranche[5]
[Name of Assignor]	[Name of Assignee	]	B-3 Term Loans	_______	_______		%
[Name of Assignor]	[Name of Assignee	]	Revolving Loans	_______	_______		%]

[4. Assigned Interest:6

Tranche Assigned	Aggregate Amount of Commitment/Loans under Relevant Tranche for all Lenders	Amount of Commitment/Loans under Relevant Tranche Assigned	Percentage of Assigned Commitment/Loans under Relevant Tranche[7]
B-3 Term Loans	$	$		%
Revolving Loans	$	$		%]

Effective Date                     ,     , 200    .

[3]	Insert this chart if this Form of Assignment and Assumption Agreement is being used for assignments to funds managed by the same or related investment managers or for an assignment by multiple Assignors. Insert additional rows as needed.
[4]	For complex multi-tranche assignments a separate chart for each tranche should be used for ease of reference.
[5]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder for the respective Tranche.
[6]	Insert this chart if this Form of Assignment and Assumption Agreement is being used by a single Assignor for an assignment to a single Assignee.
[7]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

Exhibit M

Assignor[s] Information		Assignee[s] Information
Payment Instructions:	___________	Payment Instructions:	___________

	___________		___________

	___________		___________

	___________		___________

	Reference:		Reference:

Notice Instructions:	___________	Notice Instructions:	___________

	___________		___________

	___________		___________

	___________		___________

	Reference:		Reference:

Exhibit M

The terms set forth in this Assignment are hereby agreed to:

ASSIGNOR [NAME OF ASSIGNOR]	ASSIGNEE [NAME OF ASSIGNEE][8]

By:	By:
Name:	Name:
Title:	Title:

[8]	Add additional signature blocks, as needed, if this Form of Assignment and Assumption Agreement is being used by funds managed by the same or related investment managers.

Exhibit M

[Consented to and]9 Accepted:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Administrative Agent

By:
Name:
Title:

[DIRECTV HOLDINGS LLC

By:
Name:
Title:][10]

[9]	Insert only if assignment is being made to an Eligible Transferee pursuant to Section 13.04(b)(y) of the Credit Agreement.
[10]	Insert only if (i) no Event of Default or Default under the Credit Agreement is then in existence and (ii) the assignment is being made to an Eligible Transferee pursuant to 13.04(b)(y) of the Credit Agreement.

ANNEX 1

to

EXHIBIT M

DIRECTV HOLDINGS LLC

CREDIT AGREEMENT

STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT

AND ASSUMPTION AGREEMENT

1. Representations and Warranties.

1.1. Assignor. [The] [Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the] [its] Assigned Interest, (ii) [the] [its] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with any Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Credit Document or any other instrument or document delivered pursuant thereto (other than this Assignment) or any collateral thereunder, (iii) the financial condition of the Borrower, any of its respective Subsidiaries or affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by the Borrower, any of its respective Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.

1.2. Assignee. [The] [Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) confirms that it is (A) a Lender, (B) a parent company and/or an affiliate of the Assignor which is at least 50% owned by the Assignor or its parent company, (C) in the event the Assignor is a fund that invests in bank loans, a fund that invests in bank loans and is managed by the same investment advisor of the Assignor or by an affiliate of such investment advisor or (D) an Eligible Transferee under Section 13.04(b) of the Credit Agreement; (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 8.01(a) or (b) thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and to purchase the Assigned Interest on the basis of which it has made such analysis and decision and (v) if it is organized under the laws of a jurisdiction outside the United States, attached to this Assignment is any tax documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the] [each such] Assignee; (b) agrees that it will, independently and without reliance upon the Administrative Agent, [the][each] Assignor, or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (c) appoints and authorizes each of the Administrative Agent, the Syndication Agent, the Co-Documentation Agents and the Collateral Agent to take such action as agent on its behalf and to

Annex 1

exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to or otherwise conferred upon the Administrative Agent, the Syndication Agent, the Co-Documentation Agents or the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

2. Payment. From and after the Effective Date, the Administrative Agent shall make all payments in respect [the] [each] Assigned Interest (including payments of principal, interest, fees, commissions and other amounts) to [the][each] Assignor for amounts which have accrued to but excluding the Effective Date and to [the] [each] Assignee for amounts which have accrued from and after the Effective Date.

3. Upon the delivery of a fully executed original hereof to the Administrative Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption Agreement, have the rights and obligations of a Lender thereunder and under the other Credit Documents and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Credit Documents.

4. General Provisions. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually executed counterpart of the Assignment. THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5.1401 OF THE GENERAL OBLIGATIONS LAW).

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